UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                                event reported):
                               November 9, 2000



                           Exigent International, Inc.
             (Exact name of Registrant as specified in its charter)



                          Delaware 333-5733 59-3379927
          (State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)



              -----------------------------------------------------


                                1830 Penn Street
                            Melbourne, Florida 32901
                                  321-952-7550
     (Address, zip code and telephone number of principal executive offices)


               (Registrant's telephone number including area code)






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Item 5.  Other Events

     Exigent International, Inc. issued a press release on November 8, 2000 announcing that its Board of Directors has authorized management to explore strategic alternatives to enhance shareholder value. Exigent has retained CIBC World Markets Corp. as its financial advisor to assist it in these efforts. The text of the press release is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                             Page
Number            Description                                       Number
-------           -----------                                       ------
     99           Press Release of the Registrant,                    4
                  dated November 8, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Exigent International, Inc.

November 9, 2000                  By:  B.R. "Bernie" Smedley
------------------                     -----------------------------------------
Date                              B.R. "Bernie" Smedley, Chief Executive Officer